LSB INDUSTRIES, INC.
                       ____________________
                             BY-LAWS
                             _______
                            ARTICLE I
                            _________
                             Offices
                             _______

     Section 1. The principal office of the Corporation shall be in Oklahoma City, County of Oklahoma, State of Oklahoma, and the Corporation may also have offices at such other places as the Board of Directors may from time to time appoint or at such other places as the business of the Corporation requires.

                            ARTICLE II
                            __________
                               Seal
                               ____
     Section 1. The corporate seal shall be in such form as the Board of Directors may from time to time prescribe. Said seal may be used by causing it, or a facsimile thereof, to be impressed or affixed or reproduced or otherwise.

                           ARTICLE III
                           ___________
                           Shareholders
                           ____________
     Section 1. Place. All meetings of the shareholders shall be held in Oklahoma City, Oklahoma, or at such other place as the directors may designate.

     Section 2. Annual Meeting. Annual meetings of shareholders to elect directors and transact such other business as may properly be presented to the meeting shall be held on the last Tuesday in April of each year if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or if the annual meeting is not held on the above designated date, then the directors shall cause the annual meeting to be held as soon thereafter as is convenient.


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                               -2-

     Section 3. Quorum. The holders of record of a majority of the stock issued and outstanding, and entitled to vote thereat, present in person, or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, but in the absence of a quorum the holders of record, present in person or represented by proxy at such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock shall be present. At such adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 4. Voting; Proxies. Except as otherwise provided by the laws of the State of Delaware or the Certificate of Incorporation of the Corporation or these Bylaws:

               (a) At every meeting of the shareholders every shareholder having the right to vote shall be entitled to one vote for each share of capital stock having voting rights held by him.

               (b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may
          authorize another person or persons to act for him by
          proxy, but no such proxy shall be voted or acted upon
          after three years from its date, unless the proxy
          provides for a longer period.
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                                -3-

               (c) Each matter properly presented to any meeting shall be decided by a majority of the votes cast on the matter.

               (d) Election of directors and the vote on any other matter presented to a meeting need not be by written ballots, but written ballots may be used if ordered by the chairman of the meeting or if so requested by any stockholder present or represented by proxy at the meeting entitled to vote in such election or on such matter, as the case may be.

     Section 5. Notice of Meeting. For each meeting of stockholders written notice shall be given stating the place, date and hour, and, in the case of a special meeting, the purpose or purposes for which the meeting is called and, if the list of stockholders required by Section 6 is not to be at the place of said meeting at least 10 days prior to the meeting, the place where said list will be. Except as otherwise provided by Delaware law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

     Section 6. List of Stockholders Entitled to Vote. At least 10 days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared and shall be open to the examination of any

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                            -4-

stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 7. Special Meetings. A special meeting of stockholders may be called at any time by the Board of Directors, its Chairman, the Executive Committee or the President and shall be called by any of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by holders of record of a majority of the shares of stock that would be entitled to be voted on such matter or matters if the meeting was held on the day such request is received and the record date for such meeting was the close of business on the preceding day. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting and as shall be stated in the notice of such meeting.

     Section 8. Chairman and Secretary at Meeting. At each meeting of stockholders, the Chairman of the Board of Directors or in his absence, the President, or in his absence the person designated in writing by the President, or if no person is so designated, then a person designated by the Board of Directors shall preside as Chairman of the meeting; if no person is so
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                               -5-
designated, then the meeting shall choose a Chairman by plurality vote. The Secretary or in his absence a person designated by the Chairman of the meeting shall act as Secretary of the meeting.

     Section 9. Adjourned Meetings. A meeting of stockholders may be adjourned to another time or place as provided in Sections 3 or 4(d) of this Article III. Unless the Board of Directors fixes a new record date, stockholders of record for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken. If the adjournment is for more than 30 days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

     Section 10. Consent of Stockholders in Lieu of Meeting. Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

     Section 11. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof,
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                              -6-
or to express consent to corporate action in writing without a meeting, or entitled receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                            ARTICLE IV
                            __________
                            Directors
                            _________

     Section 1. Number, Term, Qualifications and Vacancies. The property, business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

     The number of directors that shall constitute the whole Board of Directors may be fixed from time to time by resolution of the Board of Directors and may consist of not less than three nor more than fifteen members. The directors shall be divided into three
(3) classes. Each class shall consist, as nearly as possible, of one-third of the whole number of the Board of Directors. The term of office of those directors of the first class shall expire at the annual meeting of the shareholders of the Corporation next ensuing; the term of office of the directors of the second class shall expire one year thereafter; and the term of office of the directors of the third class shall expire two years thereafter. At each annual election the successors to the class of directors whose terms have expired in that year shall be elected to hold office for a term of three (3) years. Each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors and officers need not be shareholders.

     Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Each director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such directors shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal.

     Section 2. Offices and Books. The directors may have one or more offices, and keep the books of the Corporation at the offices of the Corporation in Oklahoma City, Oklahoma, or at such other places as they may from time to time determine.
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                               -8-

     Section 3. Resignation. Any director of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, such vacancy may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and each director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal.

     Section 4. Removal. Any one or more directors may be removed only for cause by the vote or written consent of the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of directors.

     Section 5. Regular and Annual Meetings; Notice. Regular meetings of the Board of Directors shall be held at such time and at such place, within or without the State of Delaware, as the Board of Directors may from time to time prescribe. No notice need be given of any regular meeting and a notice, if given, need not specify the purposes thereof. A meeting of the Board of Directors may be held without notice immediately after an annual meeting of
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                               -9-

stockholders at the same place as that at which such annual meeting of shareholders was held.

     Section 6. Special Meetings; Notice. A special meeting of the Board of Directors may be called at any time by the Board of Directors, its Chairman, the Executive Committee, the President or any person acting in the place of the President and shall be called by any one of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by at least two directors of the Corporation. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting. Notice of such meeting stating the time and place thereof shall be given (a) by deposit of the notice in the United States mail, first class, postage prepaid, at least three days before the day fixed for the meeting addressed to each director at his address as it appears on the Corporation's records or at such other address as the director may have furnished the Corporation for that purpose, or (b) by delivery of the notice similarly addressed for dispatch by telegraph, cable or radio or by delivery of the notice by telephone or in person, in each case at least two days before the time fixed for the meeting.

     Section 5. Presiding Officer and Secretary at Meetings. Each meeting of the Board of Directors shall be presided over by the Chairman of the Board of Directors or in his absence by the President or if neither is present by such member of the Board of Directors as shall be chosen by the meeting. The Secretary, or in
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                               -10-
his absence an Assistant Secretary, shall act as secretary of the meeting, or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

     Section 6. Quorum. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business, but in the absence of a quorum, a majority of those present (or if only one be present, then that one) may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum is present. Except as otherwise required by the Certificate of Incorporation or these By-Laws, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 7. Meeting by Telephone. Members of the Board of Directors or of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

     Section 8. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.
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                               -11-

     Section 9. Executive and Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee and one or more other committees, each such committee to consist of two or more directors as the Board of Directors may from time to time determine. Any such committee, to the extent provided in such resolution or resolutions, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power to authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have such power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws; and unless the resolution shall expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each such committee other than the Executive Committee shall have such name as may be determined from time to time by the Board of Directors. Any committee of directors may be discharged or discontinued at any time, with or without cause, by a majority vote of the Board of Directors at any meeting at which there is a quorum present, likewise, any member of any committee of directors may be removed from committee membership, with or without cause, by a majority vote of the Board of Directors at any meeting at which there is a quorum present.

     Section 10. Compensation. Each director shall be entitled to reimbursement of his reasonable expenses incurred in attending meetings or otherwise in connection with his attention to the affairs of the Corporation. Each director who is not a salaried officer of the Corporation or of a subsidiary of the Corporation shall, as such director and as a member of any committee, be entitled to receive such amounts as may be fixed from time to time by the Board of Directors, in the form either of fees for attendance at meetings of the Board and of committees thereof, or of payment at the rate of a fixed sum per month, or both.

     Section 11. Additional Powers. In addition to the powers and authorities by these By-Laws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, as from time to time amended, or by these By-Laws, as from time to time amended, directed or required to be exercised or done by the shareholders.

                            ARTICLE V
                            _________
                             OFFICERS
                             ________

     Section 1. Designation. The Corporation shall have such officers with such titles and duties as set forth in these By-Laws or in any one or more resolutions of the Board of Directors adopted on or after the effective date of these By-Laws which are not inconsistent with these By-Laws and as may be necessary to enable the Corporation to sign instruments and stock certificates as required by law.

     Section 2.  Election; Qualification.  The officers of the
Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may elect a Chairman of the Board of Directors, a Controller, one or more Assistant
Secretaries, one or more Assistant Treasurers, one or more Assistant Controllers, and such other officers as it may from time to time determine. The Chairman of the Board of Directors, if any, shall be elected from among the directors. Two or more offices may be held by the same person.

     Section 3. Term of Office. Each officer shall hold office from the time of his election and qualification to the time at which his successor is elected and qualified, unless sooner he shall die or resign or shall be removed pursuant to Section 5.

     Section 4. Resignation. Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5. Removal. Any officer may be removed at any time, with or without cause, by the vote of a majority of the whole Board of Directors.

     Section 6. Vacancies. Any vacancy however caused in any office of the Corporation may be filled by the Board of Directors.

     Section 7. Compensation. The compensation of each officer shall be such as the Board of Directors may from time to time determine.

     Section 8. Chairman of the Board of Directors. The Chairman of the Board of Directors, if such office be occupied, shall advise and consult with the President concerning the business and affairs of the Corporation and shall have such powers and duties as the By-Laws or the Board of Directors may from time to time prescribe.

     Section 9. President. The President shall be the chief executive officer of the Corporation and shall have general charge of the business and affairs of the Corporation and shall perform all such other duties as are incident to the chief executive officer, subject however to the right of the Board of Directors to confer specified powers on officers of the Corporation. The President shall be ex-officio a member of all committees of the Board of Directors.

     Section 10. Vice President. Each Vice President shall have such powers and duties as generally pertain to the office of Vice President and as the Board of Directors or the President may from time to time prescribe. During the absence of the President or his inability to act, the Vice President, or if there shall be more than one Vice President, then that one designated by the Board of Directors, shall exercise the powers and shall perform the duties of the President, subject to the direction of the Board of Directors.

     Section 11. Secretary. The Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors. He shall be custodian of the corporate seal and shall affix it or cause it to be affixed to such instruments as he deems necessary or appropriate and attest the same and shall exercise the powers and shall perform the duties incident to the office of Secretary, and those that may otherwise from time to time be assigned to him subject to the direction of the Board of Directors.

     Section 12. Treasurer. The Treasurer shall be the chief accounting officer of the Corporation and shall have care of all funds and securities of the Corporation and shall exercise the powers and shall perform the duties incident to the office of Treasurer, subject to the direction of the Board of Directors.

     Section 13.  Other Officers.  Each other officer of the
Corporation shall exercise the powers and shall perform the duties incident to his office, subject to the direction of the Board of Directors.

                            ARTICLE VI
                            __________
                          CAPITAL STOCK
                          _____________

     Section 1. Stock Certificates. The interest of each holder of stock of the Corporation shall be evidenced by a certificate or certificates in such form as the Board of Directors may from time to time prescribe. Each certificate shall be signed by, or in the name of the Corporation by the Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. If such certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, or (b) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. If any
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                             -16-
officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     Section 2. Transfer of Stock. Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe on or after the effective date of these By-Laws.

     Section 3. Holders of Record. Prior to due presentment for registration of transfer, the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

     Section 4. Lost, Stolen, Destroyed, or Mutilated Certificates. The Corporation may issue a new certificate of stock to replace a certificate alleged to have been lost, stolen, destroyed or mutilated upon such terms and conditions as the Board of Directors may from time to time prescribe, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative, to give the Corporation a bond, in such sum as it may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate.

     Section 5. Transfer Agent and Registrar. The Board of Directors may appoint one or more Transfer Agents and Registrars for the Common Stock and Preferred Stock of the Corporation. The Transfer Agent shall be in charge of the issue, transfer, and cancellation of shares of stock and shall maintain stock transfer books, which shall include a record of the shareholders, giving the names and addresses of all shareholders, and the number and class of shares held by each; prepare voting lists for meetings of shareholders; produce and keep open these lists at the meetings; and perform such other duties as may be delegated by the Board of Directors. Shareholders may give notice of changes of their addresses to the Transfer Agent. The Registrar shall be in charge of preventing the over-issue of shares, shall register all stock certificates, and perform such other duties as may be delegated by the Board of Directors.

                           ARTICLE VII
                           ____________
                              CHECKS
                              ______

     Section 1. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                           ARTICLE VIII
                           ____________
                           FISCAL YEAR
                           ___________

     Section 1. The fiscal year shall begin the first day of January in each year.

                            ARTICLE IX
                            __________
                            DIVIDENDS
                            __________

     Section 1. Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

     Section 2. Reserve Fund. The Board of Directors may set aside out of any funds of the Corporation available for dividends a reserve or reserves for any proper purposes and in such sum or sums as the directors from time to time, in their absolute discretion, believe to be proper, and the Board of Directors may abolish any such reserve.

                            ARTICLE X
                            _________
                              NOTICE
                              ______

     Section 6.1 Waiver of Notice. Whenever notice is required by the Certificate of Incorporation, the By-Laws, or as otherwise provided by law, a written waiver thereof, signed by the person entitled to notice, shall be deemed equivalent to notice, whether before or after the time required for such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

     Section 2. Mailing of Notice. Whenever under the provisions of these By-Laws notice is required to be given to any director, officer or shareholder and such notice is not waived as provided in
Section 1 of this Article X, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in the post office or letter box, in post-paid sealed wrapper, addressed to such shareholder, officer or director at such address as appears on the books of the Corporation, or, in default of other address, to such director, officer or shareholder at the General Post Office in Oklahoma City, Oklahoma, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

                            ARTICLE XI
                            __________
                       AMENDMENT OF BY-LAWS
                       ____________________

     Section 1. Amendment. These By-Laws may be made, altered, or repealed at any meeting of stockholders or at any meeting of the Board of Directors by a majority vote of the whole Board.

                      APPROVAL OF DIRECTORS
                      _____________________

     The foregoing By-Laws, after being read section by section, were adopted by the Directors of this Corporation on 28th January, 1977, at Oklahoma City, Oklahoma.


 /s/ Jack E. Golsen                  /s/ Donald C. Edelson
______________________________     ______________________________
Jack E. Golsen                     Donald C. Edelson


 /s/ David R. Goss                   /s/ Irwin H. Steinhorn
______________________________     ______________________________
David R. Goss                      Irwin H. Steinhorn


 /s/ Tony M. Shelby                  /s/ Al Braver
______________________________     ______________________________
Tony M. Shelby                     Al Braver


 /s/ Gerald G. Barton                /s/ Robert C. Brown
______________________________     ______________________________
Gerald G. Barton                   Robert C. Brown, M.D.


 /s/ Bernard G. Ille                 /s/ Jerome D. Shaffer
______________________________     ______________________________
Bernard G. Ille                    Jerome D. Shaffer, M.D.


                        /s/ C. L. Thurman
                    _________________________
                          C. L. Thurman

                        FIRST AMENDMENT TO
                      LSB INDUSTRIES, INC.'S
                             BY-LAWS
                             _______

     The following amendments to LSB Industries, Inc.'s ("LSB") By-Laws were approved and adopted by the Board of Directors of LSB at their special meeting held on October 6, 1986:

1. Section 7. Special Meeting. of Article III of the By-Laws of LSB is hereby amended, in its entirety, to read as follows:

"Section 7.  Special Meetings.
             ________________
     A special meeting of stockholders may be called at any time by the Chairman or by a majority of the directors then in office, and shall be called by the Chairman upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such meeting, proposed to be presented at the meeting and signed by holders of record of two-thirds of the shares of stock that would be entitled to be voted on such matter or matters if the meeting was held on the day such request is received and the record date for such meeting was the close of business on the preceding day. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting and as shall be stated in the notice of such meeting."

2.   Section 1.  Number, Term, Qualifications and Vacancies. of
Article IV of the By-Laws of LSB is hereby amended, in its entirety, to read as follows:

"Section 1.  Number, Term, Qualifications and Vacancies.
             __________________________________________
     The property, business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

     The number of directors that shall constitute the whole Board of Directors may be fixed from time to time by resolution of the Board of Directors and may consist of not less than three nor more than fifteen members. The directors shall be divided into three
(3) classes. Each class shall consist, as nearly as possible, of one-third of the whole number of the Board of Directors. The term of office of those directors of the first class shall expire at the annual meeting of the shareholders of the Corporation next ensuing; the term of office of the directors of the second class shall expire one year thereafter; and the term of office of the directors of the third class shall expire two years thereafter. At each annual election the successors to the class of directors whose terms have expired in that year shall be elected to hold office for a term of three (3) years. Each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors and officers need not be shareholders.

     Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Each director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such directors shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal."

3. Section 3. Resignations. of Article IV of the By-Laws of LSB is hereby amended, in its entirety, to read as follows:

"Section 3.  Resignation.
             ___________
     Any director of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors, or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, such vacancy shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Each director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal."

4. Section 4. Removal. of Article IV of the By-Laws of LSB is hereby amended, in its entirety, to read as follows:

"Section 4.  Removal.
             _______
     Any one or more directors may be removed only for cause by the vote or written consent of the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of all directors. For purposes of this Article IV, Section 4, cause for removal shall be deemed to exist only if the Director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for intentional misconduct or knowing violation of law in the performance of such Director's duty to the Corporation and, in each case, such adjudication is no longer subject to direct appeal."

5. Section 6. Special Meetings; Notice. of Article IV of the By-Laws of LSB is hereby amended, in its entirety, to read as follows:

"Section 6.  Special Meetings; Notice.
             ________________________
     A special meeting of the Board of Directors may be called at any time by the Chairman or a majority of the directors then in office. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting. Notice of such meeting stating the time and place thereof shall be given (a) by deposit of the notice in the United States mail, first class, postage prepaid, at least three days before the day fixed for the meeting addressed to each director at his address as it appears on the Corporation's records or at such other address as the director may have furnished the Corporation for that purpose, or (b) by delivery of the notice similarly addressed for dispatch by telegraph, cable or radio or by delivery of the notice by telephone or in person, in each case at least two days before the time fixed for the meeting."

6. Section 1. Amendment. of Article XI of the By-Laws of LSB is hereby amended, in its entirety, to read as follows:

"Section 1.  Amendment.
             _________
     These By-Laws may be made, amended, altered, added to, revised or repealed only by a vote of a majority of the directors then in office or by a vote of the holders of two-thirds of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of all directors."

     The By-Laws of LSB Industries, Inc., as amended and modified by this First Amendment to LSB Industries, Inc.'s By-Laws, sets forth the entire By-Laws of LSB. The amendments to LSB's By-Laws as combined in this First Amendment to LSB Industries, Inc.'s By-Laws are effective as of the 6th day of October, 1986, the date that such amendments were approved by the Board of Directors of LSB.

Dated: October 6, 1986
                                   LSB INDUSTRIES, INC.

                                   /s/ Jack E. Golsen
                                   ______________________________
                                   Jack E. Golsen
                                   Chairman of the Board
                                      and President

                                   /s/ Irwin H. Steinhorn
                                   ______________________________
                                   Irwin H. Steinhorn
                                   Secretary
(Seal)

                        SECOND AMENDMENT
                          TO THE BY-LAWS
                                OF
                       LSB INDUSTRIES, INC.
                       ____________________


     Section 9. Executive and Other Committees. of ARTICLE IV of LSB Industries, Inc.'s (the "Company") By-Laws has been duly and validly amended by the Board of Directors of the Company, by a written memorandum of action, dated November 7, 1986, executed by all members of the Board of Directors pursuant to Section 141(f) of the Delaware General Corporation Law, to read as follows:

           "Section 9. Executive and Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee and one or more other committees, each such committee to consist of two or more directors as the Board of Directors may from time to time determine. Any such committee, to the extent provided in such resolution or resolutions, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws; and unless the resolution shall expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each such committee other than the Executive Committee shall have such name as may be determined from time to time by the Board of Directors. Any committee of directors may be discharged or discontinued at any time, with or without cause, by a majority vote of the Board of Directors at any meeting at which there is a quorum present, likewise, any member of any committee of directors may be removed from committee membership, with or without cause, by a majority vote of the Board of Directors at any meeting at which there is a quorum present."

     The By-Laws of LSB Industries, Inc., as amended and modified by the First Amendment to LSB Industries, Inc.'s By-Laws, dated October 6, 1986, and by this Second Amendment to the By-Laws of LSB Industries, Inc., sets forth the entire By-Laws of LSB. The amendment to the Company's By-Laws as set forth in this Second Amendment to the LSB Industries, Inc.'s By-Laws is effective as of the 7th day of November, 1986, the date of the Memorandum of Action in which the members of the Board of Directors adopted and approved such amendment.

Dated: November 7, 1986
                                   LSB INDUSTRIES, INC.


                                   /s/ Jack E. Golsen
                                   ______________________________
                                   Jack E. Golsen
                                   Chairman of the Board
                                      and President

                                   /s/ Irwin H. Steinhorn
                                   ______________________________
                                   Irwin H. Steinhorn
                                   Secretary
(Seal)

                         THIRD AMENDMENT
                          TO THE BY-LAWS
                                OF
                       LSB INDUSTRIES, INC.
                       ____________________


     Section 1.  Number, Term, Qualification and Vacancies. of
ARTICLE IV and Section 1. Amendment of ARTICLE IX of LSB Industries, Inc.'s (the "Company") By-Laws have been duly and validly amended by the Board of Directors of the Company, by a written memorandum of action, dated June 1, 1989, executed by all members of the Board of Directors pursuant to Section 141(f) of the Delaware General Corporation Law, to read as follows:

ARTICLE IV, Section 1.  Number, Term, Qualification and Vacancies.
__________  _________   __________________________________________

               The property, business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

               The number of directors that shall constitute the whole Board of Directors may be fixed from time to time pursuant to a resolution adopted by a vote of two-thirds of the entire
     Board of Directors and may consist of no fewer than three nor more than eight members. The directors shall be divided into three classes. Each class shall consist, as nearly as possible, of one-third of the whole number of the Board of Directors. At each annual election of the successors to the class of directors whose terms have expired in that year shall be elected to hold office for a term of three years. Each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors and officers need not be shareholders.

               Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Each director chosen to fill a vacancy or newly created directorship shall hold office until the next election

<PAGE
     of the class for which such directors shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal.

           ARTICLE IX, Section 1. Amendment. These By-Laws may be made, amended, altered, added to, revised or repealed only by a vote of a majority of the directors then in office or by a vote of the holders of two-thirds of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of directors; provided, however, that
     Article IV, Section 1 of these By-Laws and this Article IX,
     Section 1, may be amended, altered, added to, revised or repealed only by a vote of two-thirds of the entire Board of Directors or by a vote of two-thirds of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of directors.

     The By-Laws of LSB Industries, Inc., as amended and modified by the First Amendment to LSB Industries, Inc.'s By-Laws, dated October 6, 1986, by the Second Amendment, dated June 1, 1989 to the By-Laws of LSB Industries, Inc., and by this Third Amendment to the By-Laws of LSB Industries, Inc., sets forth the entire By-Laws of LSB. The amendment to the Company's By-Laws as set forth in this Third Amendment to the LSB Industries, Inc.'s By-Laws is effective as of the 1st day of June, 1989, the date of the Memorandum of Action in which the members of the Board of Directors adopted and approved such amendment.

Dated: June 1, 1989
                                   LSB INDUSTRIES, INC.


                                   /s/ Jack E. Golsen
                                   ______________________________
                                   Jack E. Golsen, Chairman of
                                   the Board and President

<PAGE

                     AMENDMENT TO THE BY-LAWS
                                OF
                       LSB INDUSTRIES, INC.
                       ____________________

     The following Amendments to the By-laws of LSB Industries,
Inc. ("LSB"), were approved and adopted by the Board of Directors of LSB at their meeting held April 26, 1990:

1.   Section 10, Consent to Stockholders in Lieu of Meeting, of
ARTICLE III of the By-laws is hereby deleted in its entirety and in lieu thereof a new Section 10 is substituted in place thereof, which reads as follows:

     Section 10.  Consent of Stockholders in Lieu of Meeting.
                  __________________________________________
10.1 Action by Written Consent. Any action which is required to be or may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall have been signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided however, that prompt notice of the taking of the corporate action without a meeting and by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

10.2 Determination of Record Date of Action by Written Consent. In order to inform the corporation's stockholders and the investing public in advance that a record date for action by consent will occur and to comply with the procedures contained in the American Stock Exchange (or such other exchange on which the corporation's securities are listed for trading) policies and rules, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors of the corporation pursuant to Section 213(a) of the Delaware General Corporation Law as follows: The Board of Directors shall set as the record date the 10th day after (i) any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice to the Secretary which may be given by telex or telecopy, advise the corporation of the corporate action proposed for which consents will be sought and request from the Board of Directors a record date unless a later date is specified by such stockholder, or (ii) the Board of Directors determines that the corporation should seek corporate action by written consent, unless a later record date is specified in the resolution of the Board of Directors containing such determination. In the event that the record date set as provided falls on a Saturday, Sunday or legal holiday, the record date shall be the first day next following such date that is not a Saturday, Sunday or legal holiday. Any record date determined pursuant to this Subsection 10.2 shall be announced by a press release prior to the opening of trading on the American Stock Exchange (or such other exchange on which the corporation's securities are listed for trading) on the next trading day after a request for a record date pursuant to clause (i) above is received by the Secretary or a Board of Directors' determination pursuant to clause (ii) above.

10.3 Duration and Revocation of Consents. In order that the corporation's stockholders shall have an opportunity to receive and consider the information germane to an informed judgment as to whether to give a written consent and in accordance with the procedures contained in the American Stock Exchange (or such other exchange on which the corporation's securities are listed for trading) policies and rules, the stockholders of the corporation shall be given at least twenty (20) days from the record date to give or revoke written consents. Consents to corporate action shall be valid for a maximum of sixty (60) days after the record date. Consents may be revoked by written notice (i) to the corporation, (ii) to the stockholder or stockholders soliciting consents or soliciting revocations in opposition to action by consent proposed by the corporation (the "Soliciting Stockholders"), or (iii) to a proxy solicitor or other agent designated by the corporation of the Soliciting Stockholder(s).

10.4 Retention and Duties of Inspectors of Election.  Within two
(2) business days after receipt of a request by a stockholder for the setting of a record date or a determination by the Board of Directors that the corporation should seek corporate action by written consent, as the case may be, the Secretary of the corporation shall engage nationally recognized independent inspectors of elections for the purpose of performing a ministerial review of the validity of the consents and revocations. The inspectors shall review all consents and revocations, determine whether the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents, and forthwith certify such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. The cost of retaining inspectors of elections shall be borne by the party proposing the action by consent.

10.5 Procedures for Counting and Challenging Consents. Consents and revocations shall be delivered to the inspectors upon receipt by the corporation, the Soliciting Stockholders or their proxy solicitors or other designated agents. As soon as consents and revocations are received, the inspectors shall review the consents and revocations and shall maintain a count of the number of valid and unrevoked consents. The inspectors shall keep such count confidential and shall not reveal the count to the corporation, the Soliciting Stockholders or their representatives. As soon as practicable after the earlier of (i) sixty (60) days after the record date for the consents or (ii) a request therefore by the corporation or the Soliciting Stockholders (whichever is soliciting consents) made after expiration of the period for giving or revoking consents under Subsection 10.3 above, notice of which request shall be given to the party opposing the solicitation of consents, which request shall state that the corporation or Soliciting Stockholder(s) (as the case may be) in good faith believe that it or they have received the requisite number of valid and unrevoked consents to authorize or take the action specified in the consents, the inspectors shall issue a preliminary report to the corporation and the Soliciting Stockholders stating:

     (i)     The number of valid consents;

     (ii)    The number of valid revocations;

     (iii)   The number of valid and unrevoked consents;

     (iv)    The number of invalid consents;

     (v)     The number of invalid revocations;

     (vi) Whether, based on their preliminary count, the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents.

Unless the corporation and the Soliciting Stockholder(s) shall agree to a shorter or longer period, the corporation and the Soliciting Stockholder(s) shall have forty-eight (48) hours to review the consents and revocations and to advise the inspectors and the opposing party in writing as to whether they intend to challenge the preliminary report of the inspectors. If no written notice of an intention to challenge the preliminary report is received within forty-eight (48) hours after the inspector's issuance of the preliminary report, the inspectors shall issue to the corporation and the Soliciting Stockholder(s) their final report containing the information from the inspectors' determination with respect to whether the requisite number of valid and unrevoked consents was obtained to authorize and take the action specified in the consents. If the corporation or the Soliciting Stockholder(s) issue written notice of an intention to challenge the inspectors' preliminary report within forty-eight
(48) hours after the issuance of that report, a challenge session shall be scheduled by the inspectors as promptly as practicable.
A transcript of the challenge session shall be recorded by a certified court reporter. Following completion of the challenge session, the inspectors shall as promptly as practicable issue their final report to the corporation and the Soliciting Stockholder(s) containing the information included in the preliminary report, plus all changes in the vote totals as a result of the challenges and a certification of whether the requisite number of valid and unrevoked consents was obtained to authorize or take the action specified in the consents.

10.6 Notice of Results. The corporation shall give prompt notice to the stockholders of the results of any consent solicitation or the taking of the corporate action without a meeting and by less than unanimous written consent.

2. Article III of the By-laws is hereby amended by adding at the end thereof new Sections 12 and 13, which shall read as follows:

     Section 12. Business to be Conducted at the Annual or Special Meeting of the Stockholders. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 12. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the corporation not less than fifty (50) days prior to the date of the annual meeting; provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting, the following:

     (i) A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

     (ii) The name and address, as they appear on the corporation's books, of the stockholder proposing such business;

     (iii) The class and number of shares of the corporation's voting stock that are beneficially owned by such stockholder; and

    (iv) Any material interest of such stockholder in such business.

     Notwithstanding anything in these By-laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 12. The Officer of the corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this
Section 12 and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

     At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

     Section 13.  Election to the Board of Directors.
                  __________________________________

13.1 Only persons who are nominated in accordance with the procedures set forth in these By-laws shall be eligible for election as Directors of the corporation. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders at which Directors are to be elected only:

     (i)  By or at the direction of the Board of Directors; or

     (ii) By any stockholder of the corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Subsection
          13.2 below.

13.2 Nominations of election as a Director of the corporation, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the corporation not less than fifty (50) days prior to the date of the meeting; provided, however, that in the event that less than sixty (60) days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth:

     (i) As to each person whom such stockholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange

          Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and

     (ii) As to the stockholder giving the notice (x) the name and address, as they appear on the corporation's books, of such stockholder, and (y) the class and number of shares of the corporation's voting capital stock that are beneficially owned by such stockholder.

     At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the provisions of this Section 13. The Officer of the corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

     The By-laws of LSB Industries, Inc., as previously amended, and further amended and modified by this Amendment to the By-laws of LSB Industries, Inc.'s By-laws, sets forth the entire By-laws of LSB. The amendments to LSB's By-laws as contained in this Fourth Amendment to LSB Industries, Inc.'s By-laws are effective as of the 26th day of April, 1990, the date that such amendments were approved by the Board of Directors of LSB.

Dated: June 15, 1990

                              LSB INDUSTRIES, INC.

                              /s/ Jack E. Golsen
                              ___________________________________
                              Jack E. Golsen
                              Chairman of the Board
                                And President

(SEAL)
                              /s/ David M. Shear
                              ___________________________________
                              David M. Shear,
                              Secretary

                         FIFTH AMENDMENT
                          TO THE BY-LAWS
                                OF
                       LSB INDUSTRIES, INC.
                       ___________________

     Section 1.  Number, Term, Qualification and Vacancies of
ARTICLE IV and Section 1. Amendment of ARTICLE IV of LSB Industries, Inc.'s (the "Company") By-Laws have been duly and validly amended by the Board of Directors of the Company, by action taken on November 11, 1993, by a majority of members of the Board of Directors pursuant the Delaware General Corporation Law, to read as follows:

ARTICLE IV, Section 1.  Number, Term, Qualification and Vacancies.
__________  _________   __________________________________________

          The property, business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

          The number of directors that shall constitute the whole Board of Directors may be fixed from time to time pursuant to a resolution adopted by a vote of two-thirds of the entire Board of Directors and may consist of no fewer than three no more than nine members. The directors shall be divided into three classes. Each class shall consist, as nearly as possible, of one-third of the whole number of the Board of Directors. At each annual election of the successors that year shall be elected to hold office for a term of three years. Each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors and officers need not be shareholders.

          Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Each director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such directors shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal.

          The By-Laws of LSB Industries, Inc., as amended and modified by the First Amendment to LSB Industries, Inc.'s By-Laws, dated October 6, 1986, by the Second Amendment to the By-Laws dated November 2, 1986, by the Third Amendment to the By-Laws dated June 1, 1989, by the Fourth Amendment to the By-Laws dated June 15, 1990 and this Fifth Amendment to the By-Laws of LSB Industries, Inc. dated November 11, 1993, sets forth the entire By-Laws of LSB. The amendment to the Company's By-Laws as set forth in this Fourth Amendment to the LSB Industries, Inc.'s By-Laws is effective as of the 11th day of November, 1993, the date of the meeting at which the members of the Board of Directors adopted and approved such amendment.

Dated:    November 11, 1993.

                              LSB INDUSTRIES, INC.


                              /s/ Jack E. Golsen
                              ___________________________
                              Jack E. Golsen, Chairman of
                              the Board and President

                         SIXTH AMENDMENT
                          TO THE BY-LAWS
                                OF
                       LSB INDUSTRIES, INC.
                       ____________________


     Section 1.  Number, Term, Qualification and Vacancies of
ARTICLE IV and Section 1. Amendment of ARTICLE IV of LSB Industries, Inc.'s (the "Company") By-Laws have been duly and validly amended by the Board of Directors of the Company, by action taken on May 8, 1997, by a majority of members of the Board of Directors pursuant the Delaware General Corporation Law, to read as follows:

ARTICLE IV, Section 1.  Number, Term, Qualification and Vacancies.
__________  _________  __________________________________________

          The property, business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

          The number of directors that shall constitute the whole Board of Directors may be fixed from time to time pursuant to a resolution adopted by a vote of two-thirds of the entire Board of Directors and may consist of no fewer than three no more than eleven members. The directors shall be divided into three classes. Each class shall consist, as nearly as possible, of one-third of the whole number of the Board of Directors. At each annual election of the successors that year shall be elected to hold office for a term of three years. Each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors and officers need not be shareholders.

          Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Each director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such directors shall have been chosen and until his successor is duly elected and qualified or until his earlier resignation or removal.

          The By-Laws of LSB Industries, Inc., dated January 28, 1997, as amended and modified by the First Amendment to LSB Industries, Inc.'s By-Laws, dated October 6, 1986, by the Second Amendment to the By-Laws, dated November 7, 1986, by the Third Amendment to the By-Laws, dated June 1, 1989, by the Fourth Amendment to the By-Laws, dated June 15, 1990, by the

     Fifth Amendment to the By-Laws, dated November 11, 1993 and this Sixth Amendment to the By-Laws of LSB Industries, Inc., dated May 8, 1997, set forth the entire By-Laws of LSB Industries, Inc. The amendment to the Company's By-Laws as set forth in this Sixth Amendment to the By-Laws of LSB Industries, Inc. is effective as of the 8th day of May, 1997, the date of the meeting at which the members of the Board of Directors adopted and approved such amendment.

Dated:    May 8, 1997.

                                   LSB INDUSTRIES, INC.


                                    /s/ Jack E. Golsen
                                   ______________________________
                                   Jack E. Golsen
                                   Chairman of the Board
                                   and President


                                   /s/ David M. Shear
     [S E A L]                     ______________________________
                                   David M. Shear, Secretary

                 SEVENTH AMENDMENT TO THE BYLAWS
                                OF
                       LSB INDUSTRIES, INC.


     The following amendment to the Bylaws of LSB Industries, Inc. ("LSB"), was approved and adopted by the Board of Directors of LSB at their meeting held on August 13, 1998:

     1. Article III of the Bylaws is hereby amended by deleting Section 12, Business to be Conducted at the Annual or Special Meeting of the Stockholders, and in lieu thereof a new Section 12 is substituted in place thereof, which reads as follows:

          Section 12.  Business to be Conducted at the
          Annual or Special Meeting of the Stockholders;
          Notice of Proposals. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section
          12.  For business to be properly brought
          before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. A stockholder's notice will be timely if delivered or mailed to and received at the principal executive offices at the corporation not less than 50 days before the date on which the corporation first mailed its proxy materials for the prior year's annual meeting of stockholders. The stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting, the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the corporation books, of the stockholder proposing such business; (iii) the class and number of shares of the corporation's voting stock that are beneficially owned by such stockholder; and
          (iv) any material interest of such stockholder and such business.

          Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at the annual meeting except in accordance with the provisions of this Section 12. The officer of the corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 12 and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

          At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.